EXHIBIT 31.1
CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tobias Lütke, certify that:
1. I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Shopify Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

 Date: April 29, 2026

/s/ Tobias Lütke
Tobias Lütke
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeff Hoffmeister, certify that:
1. I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Shopify Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

 Date: April 29, 2026

/s/ Jeff Hoffmeister
Jeff Hoffmeister
Chief Financial Officer
(Principal Financial Officer)